                                                                  CONFORMED COPY


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                     -------------------------------------

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 4, 1999

                             WHIRLPOOL CORPORATION
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                       1-3932                38-1490038
--------------------------------   --------------------   ----------------------
  (State or other jurisdiction       (Commission File        (I.R.S. Employer
       of incorporation)                  Number)           Identification No.)



         2000 M63 North, Benton Harbor, Michigan             49022-2692
        ---------------------------------------------------------------
        (Address of principal executive officers)            (Zip Code)


                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code
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Item 5. Other Events

     On November 4, 1999, the registrant issued a press release announcing that it is making a tender offer for the outstanding publicly traded shares in Brazil of its subsidiaries Brasmotor S.A. and Multibras S.A.

Item 7. Financial Statements and Exhibits

     Copy of press release dated November 4, 1999 regarding the registrant's announcement of its tender offer for outstanding shares of its Brazilian subsidiaries.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WHIRLPOOL CORPORATION
                                 Registrant



Date: November 9, 1999        By: /s/ Robert T. Kenagy
                                 ----------------------------------------
                                 Name: Robert T. Kenagy
                                 Title: Associate General Counsel and Secretary